Financial Assets at Fair Value Through Profit or Loss	12 Months Ended
Jun. 30, 2022
Financial assets at fair value through profit or loss [abstract]
Financial Assets at Fair Value Through Profit or Loss

Note 16 Financial assets at fair value through profit or loss

Classification of financial assets at fair value through profit or loss

The group classifies equity investments for which it has not elected to recognize fair value gains and losses through OCI as financial assets at fair value through profit or loss (FVPL).

Financial assets measured at FVPL include the following:

	June 30,
	2022	2021
US unlisted equity securities	$24,179,998	$—

On January 31, 2022, NOVONIX Limited entered into a Securities Purchase Agreement with KORE Power, Inc. (“KORE Power”) a US based developer of battery cell technology for the clean energy industry, under which NOVONIX Limited acquired 3,333,333 shares of KORE Power Common Stock at an issue price of USD$7.50 per share, representing approximately 5% of the common equity of KORE Power. The consideration for the shares in KORE Power totaled USD$25 million (AUD $35,131,550) and was settled through a combination of 50% cash and 50% through the issue of 1,974,723 ordinary shares in NOVONIX Limited.

Amounts recognized in profit or loss

During the year, a loss of $10,951,552 was recognized in the consolidated statement of profit or loss and other comprehensive income related to equity investments held at FVPL.

Fair value hierarchy

US unlisted equity securities are classified as a Level 3 fair value in the fair value hierarchy as one or more of the significant inputs is not based on observable market data.

The following table presents the changes in level 3 instruments during the financial year:

Unlisted equity securities

Balance at the beginning of the year	$—
Purchases during the year:
Consideration settled in shares	17,515,793
Consideration settled in cash	17,615,757
Loss on change in fair value recognized in the consolidated statement of profit or loss and other comprehensive income	(10,951,552)

Balance at the end of the year	$24,179,998

There were no transfers between levels 1, 2 or 3 for recurring fair value measurements during the year. The Group’s policy is to recognize transfers into and out of fair value hierarchy levels as at the end of the reporting period.

Valuation techniques using significant unobservable inputs – Level 3

This category includes assets where the valuation incorporates significant inputs that are not based on observable market data (unobservable inputs). Unobservable inputs are those not readily available in an active market due to market illiquidity or complexity of the product. These inputs are generally derived and extrapolated from observable inputs to match the risk profile of the financial instrument, and are calibrated against current market assumptions, historic transactions and economic models, where available. The key assumptions used in the fair valuation of KORE Power at June 30, 2022 include (but were not limited to) the share price at which Novonix subscribed for equity in KORE Power, indicators of value derived from actual and proposed share transactions that the Group is aware of, foreign exchange rates, and market observable inputs based on an analysis of share price movements of listed peer companies in the battery technology sector between the date of the initial investment and reporting date.